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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 13, 2004



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                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
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              0-15291                               36-3312434
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     (Commission File Number)            (IRS Employer Identification Number)
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    2355 South Arlington Heights Road,                     60005
  Suite 400, Arlington Heights, Illinois                 (Zip Code)
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                    (Address of principal executive offices)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400

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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 13, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing June 2004 results, the sale of two hotels and the extension of its temporary agreement with the landlord of 21 of its hotel properties. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated July 13, 2004, announcing June 2004 Results and Extension of Temporary Agreement with Landlord.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 13, 2004

                                                   Arlington Hospitality, Inc.
                                                   (Registrant)

                                                   By: /s/ Jerry H. Herman
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                                                       Jerry H. Herman
                                                       Chief Executive Officer

                                                   By: /s/ James B. Dale
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                                                       James B. Dale
                                                       Senior Vice President and
                                                       Chief Financial Officer